TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5795 – PremierSolutions Standard (Series A)

333-72042                                       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042                                       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805                               HV-6776 – Premier InnovationsSM

333-151805                               HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805                               HV-6778 – Premier InnovationsSM (Series II)

_____________________________

Supplement dated July 13, 2021 to your Prospectus

FUND REORGANIZATION

PGIM JENNISON FOCUSED GROWTH FUND – CLASS A

The Board of Trustees (the “Board”) of PGIM Jennison 20/20 Focus Fund (“Merging Fund”) and PGIM Jennison Focused Growth Fund (the “Acquiring Fund”) determined it is in the best interest of shareholders to reorganize the Merging Fund into the Acquiring Fund. The Board called a meeting of shareholders of the Merging Fund on April 13, 2021 to vote to approve the Agreement and Plan of Reorganization (the “Reorganization”). Shareholders did not approve the Reorganization on April 13, 2021 due to a failure to meet quorum. A subsequent shareholder meeting scheduled for June 15, 2021 also did not meet quorum and the meeting was adjourned to August 10, 2021 to approve the Reorganization. If the Reorganization is approved on August 10, 2021, the Reorganization is expected to occur sometime in September, 2021 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will be automatically replaced by the Acquiring Fund Sub-Account.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund will be deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.